Exhibit 99.4 - Joint Filer Information

Names of Joint Filers:

(1)     James J. Kim
(2)     John T. Kim as co-trustee of the Irrevocable Deed of Trust of James J.
     Kim for Alexandra Kim Panichello dated 12/24/92, the Irrevocable Deed of
     Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94, the
     Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello
     dated 10/15/01, the Irrevocable Deed of Trust of James J. Kim for
     Allyson Lee Kim dated 10/15/01, the Irrevocable Deed of Trust of James J.
     Kim FBO Jason Lee Kim dated 11/17/03 and the Irrevocable Deed of Trust of
     James J. Kim f/b/o Children of David D. Kim dated 11/11/05.
(3)     Susan Y. Kim as co-trustee of the Irrevocable Deed of Trust of James
     J. Kim for Alexandra Kim Panichello dated 12/24/92, the Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94, the Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello
     dated 10/15/01, the Irrevocable Deed of Trust of James J. Kim for Allyson
     Lee Kim dated 10/15/01, and the Irrevocable Deed of Trust of James J. Kim
     FBO Jason Lee Kim dated 11/17/03.
(4)     Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello
     dated 12/24/92.
(5)     Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary
     Panichello dated 10/3/94.
(6)     Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello
     dated 10/15/01.
(7)     Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated
     10/15/01.
(8)     Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated
     11/17/03.
(9)     Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D.
     Kim dated 11/11/05.
(10)    David D. Kim, as co-trustee of the Irrevocable Deed of Trust of James
     J. Kim f/b/o Children of David D. Kim dated 11/11/05.

     Address: 1900 South Price Road, Chandler, AZ 85248

     Designated Filer: James J. Kim

     Issuer & Ticker Symbol: Amkor Technology, Inc. (AMKR) (Nasdaq Global
                             Select Market)

     Date of Event Requiring Statement: January 19, 2011

Signature:

/s/ Christie B. Tillapaugh, as attorney in fact for the undersigned January 20, 2011

Christie B. Tillapaugh, as Attorney-in-Fact for John T. Kim, Susan Y. Kim and David
D. Kim in his or her capacity as trustee of the trusts listed above

Signature:

/s/ Jerry Allison, as attorney in fact January 20, 2011

Jerry Allison, as Attorney-in-Fact for James J. Kim, Susan Y. Kim, David D. Kim and
John T. Kim in his or her individual capacities